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                                                                    EXHIBIT 10.1





                                   $82,000,000

                            IMPAX LABORATORIES, INC.

           1.250% CONVERTIBLE SENIOR SUBORDINATED DEBENTURES DUE 2024

                               PURCHASE AGREEMENT


                                                                  March 30, 2004
Citigroup Global Markets Inc.
Wachovia Capital Markets, LLC
First Albany Capital Inc.
c/o      Citigroup Global Markets Inc.
         388 Greenwich Street
         New York, New York 10013


Dear Sirs and Mesdames:

         Impax Laboratories, Inc., a Delaware corporation (the "COMPANY") confirms its agreement with respect to the proposed issuance and sale to the several purchasers named in Schedule I hereto (the "INITIAL PURCHASERS") of $82,000,000 principal amount of the Company's 1.250% Convertible Senior Subordinated Debentures Due 2024 (the "FIRM SECURITIES") to be issued pursuant to the provisions of an Indenture dated as of April 5, 2004 (the "INDENTURE") between the Company and Wachovia Bank N. A., as Trustee (the "TRUSTEE"). The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $13,000,000 principal amount of its 1.250% Convertible Senior Subordinated Debentures Due 2024 (the "ADDITIONAL SECURITIES") if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Initial Purchasers, the right to purchase such 1.250% Convertible Senior Subordinated Debentures Due 2024 granted to the Initial Purchasers in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter called, collectively, the "SECURITIES". The Securities will be convertible into shares of common stock, par value $.01 per share, of the Company (the "UNDERLYING SECURITIES").





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         The Securities will be offered by the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to qualified institutional buyers, as defined in, and in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

         Pursuant to the terms of the Securities and the Indenture, the Securities may be resold or otherwise transferred only if the resale or transfer is hereinafter registered under the Securities Act or an exemption from registration under the Securities Act is available. The Initial Purchasers and their permitted transferees will be entitled to the benefits of a Registration Rights Agreement dated as of the Closing Date (as defined herein) among the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT").

         In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the "PRELIMINARY MEMORANDUM") and will prepare a final offering memorandum (the "FINAL MEMORANDUM", and, with the Preliminary Memorandum, each a "MEMORANDUM") including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the material terms of the offering and a description of the Company. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein. The terms "SUPPLEMENT", "AMENDMENT" and "AMEND" as used herein with respect to a Memorandum shall include all documents incorporated by reference in the Preliminary Memorandum or Final Memorandum that are filed subsequent to the date of such Memorandum with the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, you that:

             (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in either Memorandum complied or will comply when so filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales, and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in either Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser through you expressly for use therein.







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             (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.

             (c) The Company has no direct or indirect subsidiaries.

             (d) This Agreement has been duly authorized, executed and delivered by the Company.

             (e) The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the Final Memorandum and which description conforms in all material respects to the rights in the instruments defining the same.

             (f) The shares of common stock of the Company outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

             (g) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally (including, without limitation, statutory or other laws regarding fraudulent preferential transfers) and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement, although the indemnification and contribution provisions contained in the Registration Rights Agreement may also be limited under the applicable law and by public policy.

             (h) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.





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             (i) Except for the registration rights contained in (A) the
         Registration Rights Agreement and (B) (i) the Strategic Alliance Agreement dated June 27, 2001, between Teva Pharmaceuticals Curacao, N.V. and Impax Laboratories, Inc. and (ii) the Registration Rights Agreement dated as of June 27, 2001 by and between Impax Laboratories, Inc. and Teva Pharmaceuticals Curacao, N.V., the Company has not granted or agreed to grant to any person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied or waived.

             (j) Except for the Stockholders' Agreement dated December 14, 1999 by and among Global Pharmaceutical Corporation (known now as Impax Laboratories, Inc.) and the investors named therein, as amended by Amendment No. 1 thereto dated as of March 23, 2000, there are no voting agreements, voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Company of which the Company is a party.

             (k) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally (including, without limitation, statutory or other laws regarding fraudulent preferential transfers) and equitable principles of general applicability and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law and by public policy.

             (l) The execution and delivery by the Company, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene in any material respect any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company for which a waiver or consent has not been obtained, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its





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         obligations under this Agreement, the Indenture, the Registration
         Rights Agreement or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the obligations of the Company under the Registration Rights Agreement or as may be required by the National Association of Securities Dealers, Inc. or such the failure of which to obtain would not have a material adverse effect on the Company.

             (m) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the Preliminary Memorandum provided to prospective purchasers of the Securities.

             (n) The Company is not in violation of its charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company to which the Company is a party or by which the Company or its property is bound, except for such defaults that would not, singly or in the aggregate, have a material adverse effect on the Company.

             (o) There are no legal or governmental proceedings, orders, judgments, writs, injunctions, decrees or demands pending or, to the Company's knowledge, threatened to which the Company is a party or to which any of the properties of the Company is subject other than proceedings, orders, judgments, writs, injunctions, decrees or demands accurately described in all material respects in each Memorandum and proceedings, orders, judgments, writs, injunctions, decrees or demands that would not have a material adverse effect on the Company or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Final Memorandum.

             (p) To the Company's knowledge, the Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, (iii) is in compliance with all material terms and conditions of any such permit, license or




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         approval, (iv) is in compliance with any provisions of the employee
         Retirement Income Security Act of 1974, as amended, ("ERISA") or the rules and regulations promulgated thereunder and (v) is in compliance with any provisions of the Foreign Corrupt Practice Act or the rules and regulations promulgated thereunder, except, with respect to clauses
         (i) through (v), where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or noncompliance with ERISA or the Foreign Corrupt Practices Act or failure to comply with the terms and conditions of such permits, licenses or approvals, would not, singly or in the aggregate, have a material adverse effect on the Company.

             (q) There are no costs or liabilities to the Company associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company.

             (r) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

             (s) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act, each an "AFFILIATE") has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or
         (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

             (t) Subject to compliance by the Initial Purchaser with the representations and warranties set forth in Section 7, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.





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             (u) The Securities satisfy the requirements set forth in Rule
         144A(d)(3) under the Securities Act.

             (v) The books, records and accounts of the Company in all material respects accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that
         (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

             (w) Except as described in each Memorandum, the Company owns or possesses, or has the right to use, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and approved FDA new drug applications, approved abbreviated new drug applications and approved new animal drug applications currently employed or required by it in connection with the business currently conducted by it, or as currently proposed to be conducted, as described in each Memorandum, except such as the failure to so own or possess or have the right to use would not have, singly or in the aggregate, a material adverse affect on the Company. Except as provided in the Memorandum, to the Company's knowledge, there are no valid and enforceable United States patents that are infringed by the business currently conducted by the Company, or as currently proposed to be conducted by the Company, as described in each Memorandum and which infringement would have a material adverse effect on the Company. The Company is not aware of any basis for a finding that the Company does not have valid title or license rights to the patents and patent applications referenced in each Memorandum as owned or licensed by the Company. Except as described in each Memorandum to the Company's knowledge, the Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or are a party to any contract, which restricts or impairs the use of any of the foregoing which would have a material adverse






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         effect on the Company. The Company is not aware of any prior art that may render any patent application owned by the Company anticipated which has not been disclosed to the United States Patent and Trademark Office and which would have a material adverse effect on the Company. Except for such matters that have been resolved as described in each Memorandum, the Company has not received any written notice of infringement of or conflict with asserted rights of any third party with respect to the business currently conducted by them as described in the Memorandum and which would have a material adverse effect on the Company.

             (x) Other than with respect to Environmental Laws and ERISA (which are governed by Section 1(p)) the Company has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all appropriate federal, state, local or foreign governmental or regulatory authorities and self regulatory organizations and all courts and other tribunals, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except to the extent the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the Company. Each such Authorization is valid and in full force and effect and the Company is in compliance with all the material terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto, and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization except to the extent such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the Company.

             (y) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company, except as otherwise disclosed in each Memorandum and except for options granted to directors and employees of the Company in the ordinary course of business since December 31, 2003.





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             (z) The financial statements included or incorporated by reference in each Memorandum, together with related schedules and notes, present fairly in all material respects the financial position, results of operations and changes in financial position of the Company on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in each Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The financial information set forth under the captions "Summary-Summary Financial Data" and "Summary -- Capitalization" in the Final Memorandum are derived from the accounting records of the Company and its subsidiaries and fairly present in all material respects, on the basis stated in the Final Memorandum, the information included therein.

             (aa) There are no existing or, to the Company's knowledge, threatened labor disputes with the employees of the Company which would have a material adverse effect on the Company.

             (bb) The Company's manufacturing, distribution and marketing practices are in compliance with all applicable laws, rules, regulations, orders, licenses, judgments, writs, injunctions, or decrees, including, without limitation, laws and regulations administered by the FDA and the Drug Enforcement Administration ("DEA") and comparable regulatory agencies in each country in which the Company's products are marketed, except for such noncompliances that would not have a material adverse effect on the Company.

             (cc) The Company has not and will not use the services of any person debarred under the provisions of the Generic Drug Enforcement Act of 1992, 21 U.S.C. ss. 335(a)(b). None of the Company's officers or employees has been convicted of a felony under federal law for conduct relating to the development, approval or regulation of any product subject to the Federal Food, Drug, and Cosmetic Act or the Controlled Substances Act.

             (dd) There are no rulemaking or similar proceedings before the United States Food and Drug Administration (the "FDA") or comparable Federal, state, local or foreign government bodies which involves the Company, which, if the subject of an action unfavorable to the Company, would have a material adverse effect on the Company.





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             (ee) The Company has not received any written communication notifying the Company as to the termination or threatened termination or modification or threatened modification of any consulting, licensing, marketing, research and development, cooperative or any similar agreement described in the Memorandum.

             (ff) The statements relating to legal matters, documents or proceedings included in the Final Memorandum under the captions "Description of Capital Stock," "Plan of Distribution" and "Notice to Investors" and in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K included or incorporated by reference in the Final Memorandum fairly summarize in all material respects such matters, documents or proceedings.

             (gg) Neither the Company, nor to the Company's knowledge, any of its officers, directors or affiliates has taken, directly or indirectly, any action designed to or which has constituted the stabilization or manipulation of the price of the common stock of the Company or any security convertible into or exchangeable for common stock of the Company to facilitate the sale or resale of any of the Securities.

             (hh) The Company has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof (except where the failure to so file would not have a material adverse effect on the Company, which returns are true and correct in all material respects, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due. To the Company's knowledge, there are no tax audits or investigations pending, which if adversely determined, would have a material adverse effect on the Company.

             (ii) The Company is insured against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Memorandum including but not limited to, insurance covering clinical trial liability, product liability and real or personal property owned or leased against theft, damage, destruction, act of vandalism and all other risks customarily insured against. All policies of insurance and fidelity or surety bonds insuring the Company or the Company's businesses, assets, employees, officers and directors are in full force and effect. The Company is in compliance with the terms of such policies and instruments in all material respects. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to




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         obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company. Since January 1, 2003, neither the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

             (jj) The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in each Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and buildings held under lease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

             (kk) There is no document, contract or other agreement of a character required to be filed with the Commission under the Exchange Act which is not filed as required by the Exchange Act or the rules and regulations of the Commission thereunder. Each description of a contract, document or other agreement in each Memorandum fairly reflects in all material respects the material terms of the underlying document, contract or agreement. Each material agreement described in each Memorandum or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms.

         2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement and subject to its terms and conditions, the Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth in Schedule I hereto opposite its name at a purchase price of 96.5% of the principal amount thereof (the "PURCHASE PRICE") plus accrued interest, if any, to the Closing Date (as defined below).

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have the right to purchase, severally and not jointly, up to $13,000,000 aggregate principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. You may exercise this right on behalf of the Initial Purchasers in whole or in part on one occasion by giving written notice not later than 30 days after the Closing Date.





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Any exercise notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten business days after the date of such notice. On each day, if any, that Additional Securities are to be purchased (an "OPTION CLOSING DATE"), each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of Additional Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth in Schedule I opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.

         The Company hereby agrees that, without the prior written consent of Citigroup Global Markets Inc. on behalf of the Initial Purchasers, it will not, during the period ending 90 days after the date of the Final Memorandum, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for common stock of the Company or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply (A) to the sale of the Securities under this Agreement, (B) to the issuance by the Company of any shares of common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (C) to the grant of any option or issuance of any stock or stock appreciation right under any plan outstanding on the date hereof; (D) in connection with any bona-fide merger or acquisition as approved by the Company's Board of Directors; provided that any issuance by the Company of shares of common stock is not to raise cash to fund such merger or acquisition; (E) in connection with any bona-fide strategic agreement, joint venture agreement, limited liability agreement or similar agreement entered into with any supplier, manufacturer, distributor or customer that is approved by the Company's Board of Directors, the primary purpose of which is not to raise cash; or (F) the filing of a shelf registration statement on Form S-3 to permit sales of the Company's common stock by Teva Pharmaceuticals Curacao, N.V.; provided, however, that in the case of any dispositions pursuant to (D) or (E), the transferee, in each case, agrees to be bound by the terms of the previous sentence.







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         3. Terms of Offering. You have advised the Company that the Initial
Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

         4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on April 5, 2004, or at such other time on the same or such other date as shall be mutually agreeable to the Company and the Initial Purchasers. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

         Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date as shall be mutually agreeable to the Company and the Initial Purchasers.

         The Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the account of the Initial Purchaser, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchaser duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

         5. Conditions to the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:

             (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                 (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company's securities or in the rating outlook for the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                 (ii) there shall not have occurred any change, or any
             development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, from that set forth in the Preliminary Memorandum provided to prospective purchasers of the Securities that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

             (b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

             The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to the matters set forth in Section 5(a)(i) or as to proceedings threatened.

             (c) The Initial Purchasers shall have received on the Closing Date an opinion of (1) Blank Rome LLP, counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A-1 and (2) Sonnenschein Nath & Rosenthal, special FDA counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A-2. Such opinions shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

             (d) The Initial Purchasers shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, dated the Closing Date, to the effect set forth in Exhibit B.

             (e) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into each Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

             (f) The "lock-up" agreements, each substantially in the form of Exhibit C hereto, between you and certain executive officers and directors of the Company relating to sales and certain other dispositions of shares of common stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

         The several obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization, execution and authentication of the Additional Securities to be sold on such Option Closing Date and other matters related to the execution and authentication of such Additional Securities.

         6. Covenants of the Company. In further consideration of the agreements of the Initial Purchasers contained in this Agreement, the Company covenants with each Initial Purchaser as follows:

             (a) The Company will furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

             (b) Before amending or supplementing either Memorandum, the Company will furnish to you a copy of each such proposed amendment or supplement and will not use any such proposed amendment or supplement to which you reasonably object.

             (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company will prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

             (d) The Company will endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, provided, however, that the Company shall not be required to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is otherwise not so subject.

             (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company shall pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, if any, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, such cost not to exceed $5,000 in the aggregate,
         (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other cost and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of Section 10, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

             (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

             (g) The Company will not solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

             (h) While any of the Securities or the Underlying Securities remain "restricted securities" within the meaning of the Securities Act, the Company will make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

             (i) If requested by you, the Company will use its commercially reasonable efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

             (j) During the period of two years after the Closing Date or any Option Closing Date, if later, the Company will not, and will not permit any of its affiliates under its control (as defined in Rule 144 under the Securities Act) to resell any of the Securities or the Underlying Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

             (k) The Company will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

         7. Offering of Securities; Restrictions on Transfer. Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB") and an institutional "accredited investor" within the meaning of Regulation D under the Securities Act. Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be QIBs in transfers made pursuant to Rule 144A that in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions".

         8. Indemnity and Contribution. The Company agrees to indemnify and hold harmless each Initial Purchaser, each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except that the Company shall not be liable to indemnify any Initial Purchaser insofar as such losses, claims, damages or liabilities are (i) caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser through you expressly for use therein, (ii) based upon the Initial Purchaser's failure to provide the Company with a material fact relating to the Initial Purchaser which is required to be included in the Memorandum or necessary to make a statement in the Memorandum not misleading, or (iii) with respect to any Preliminary Memorandum if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given, if required by law, by or on behalf of the Initial Purchaser to such person asserting any such losses, claims, damages or liabilities, at or prior to the written confirmation of the sale of the Securities to such person, and if the Final Memorandum (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

         (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their affiliates from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim: (i) caused by any untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser through you expressly for use therein or (ii) based upon the Initial Purchaser's failure to provide the Company with a material fact relating to the Initial Purchaser which is required to be included in the Memorandum or necessary to make a statement in the Memorandum not misleading.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate under applicable legal ethical standards due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Citigroup Global Markets Inc., in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested in writing an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) ) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand and other equitable considerations including the benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers, in each case as set forth in the Final Memorandum, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial

Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers or the failure of such party to provide information for inclusion in the Memorandum and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

         (e) The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any person controlling any Initial Purchaser or any affiliate of any Initial Purchaser or by or on behalf of the Company, its officers, directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

         9. Termination. The Initial Purchasers may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New

York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or
(v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Final Memorandum.

         10. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         If, on the Closing Date, or an Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Firm Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Additional Securities and the aggregate principal amount of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Additional Securities to be purchased on such Option Closing Date, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Option Closing Date or (b) purchase not less than the principal amount of Additional Securities that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

         If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

         11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                             Very truly yours,

                                             IMPAX LABORATORIES, INC.



                                             By: /s/ Barry R. Edwards
                                                 -------------------------------
                                                 Name:  Barry R. Edwards
                                                 Title: Chief Executive Officer

Accepted as of the date hereof

Citigroup Global Markets Inc.

Acting severally on behalf of itself and the several Initial Purchasers named in
     Schedule I hereto.

By:  CITIGROUP GLOBAL MARKETS INC.


By:  /s/ Henry Schwake
     ----------------------------------------
     Name:  Henry Schwake
     Title: Director

                                                                      SCHEDULE I


                                                             $82,000,000 OF FIRM
                                                              SECURITIES TO BE
                   INITIAL PURCHASER                             PURCHASED
-----------------------------------------------------------  -------------------
Citigroup Global Markets Inc.                                      $53,300,000
Wachovia Capital Markets, LLC                                       22,550,000
First Albany Capital Inc.                                            6,150,000
                                                                --------------
         Total:............................................        $82,000,000
                                                             =================

                                                                     EXHIBIT A-1


                           OPINION OF BLANK, ROME LLP

         The opinion of Blank, Rome LLP, to be delivered pursuant to Section 5(c) of the Purchase Agreement shall be to the effect that:

         A. The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

         B. The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Pennsylvania and the State of California.

         C. The Company has the corporate power and authority to enter into and perform its obligations under each of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities.

         D. Each of the Purchase Agreement, the Registration Rights Agreement and the Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms.

         E. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for by the Initial Purchasers, in each case in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

         F. The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights of any stockholder under the General Corporation Law of the State of Delaware (the "GCL"), the Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), or the Company's By-Laws (the "By-Laws"), or by any contract listed in Annex A to this opinion letter.

         G. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene in any material respect any provision of applicable law or the Certificate of

Incorporation or By-Laws of the Company or any agreement or other instrument binding upon the Company that is listed in Annex A to this opinion letter, or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency under the GCL, any law, rule or regulation of the State of New York, or any federal law, rule or regulation of the United States, is required for the performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required by the securities or "blue sky" laws of the various states in connection with the offer and sale of the Securities and by U.S. federal and state securities laws with respect to the Company's obligations under the Indenture and the Registration Rights Agreement.

         H. To such counsel's knowledge, the Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         I. The statements in the Memorandum under the captions "Description of the Debentures" and "Description of Capital Stock" to the extent that they constitute summaries of legal matters, the Certificate of Incorporation and the By-Laws, fairly summarize in all material respects such legal matters and documents.

         J. Based on the representations, warranties and agreements of the Company in Sections 1(s), 1(t), 1(u), 6(f) and 6(g) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with
Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.

         Although such counsel is not passing upon and does not assume any responsibility and has not independently verified the adequacy, accuracy, completeness or fairness of the statements contained in the Final Memorandum, based upon its participation in discussions with representatives of the Company and representatives of the Initial Purchasers and their counsel, nothing has come to the attention of such counsel that causes such counsel to believe that the Final Memorandum (except the financial statements and financial schedules and other financial and statistical data included therein, or incorporated by reference therein, as to which such counsel expresses no view), on its date or the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                     EXHIBIT A-2

                    OPINION OF SONNENSCHEIN NATH & ROSENTHAL

         The opinion of Sonnenschein Nath & Rosenthal to be delivered pursuant to Section 5(c) of the Purchase Agreement shall be to the effect that:

         A. To the best of such counsel's knowledge, the current United States Food and Drug Administration ("FDA") regulatory status of the Company and its products is accurately described in all material respects in the Final Memorandum under the captions "Summary," "Risk Factors" and "Regulation."

         B. To the best of such counsel's knowledge, except as disclosed in the Final Memorandum, the Company possesses all approvals, certificates, registrations, authorizations and permits issued by the FDA, or any other federal or state agencies or bodies engaged in the regulation of pharmaceuticals, necessary to conduct its business, except for such approvals, certificates, registrations, authorizations or permits the absence of which to maintain would not have a material adverse effect on the Company.

         C. To the best of such counsel's knowledge, the Company has not received any notice of proceedings relating to the revocation or modification of any such approval, certificate, registration, authorization or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would have a material adverse effect on the Company.

         D. To the best of such counsel's knowledge, except as disclosed in the Final Memorandum, the Company is in compliance with all applicable federal laws, regulations, orders and decrees governing its business as prescribed by the FDA or any other federal agencies or bodies engaged in the regulation of pharmaceuticals, except where noncompliance would not singly, or in the aggregate, have a material adverse effect on the Company.

         E. To the best of such counsel's knowledge, all bioavailability studies undertaken to support approval of the Company's products for commercialization have been conducted in compliance with all applicable federal laws, orders or regulations in all material respects.

         F. To the best of such counsel's knowledge, no filing or submission to the FDA or any other federal or state regulatory body, that is intended to be the basis for any approval, contains any material omission or material false information.

         G. Nothing has come to the attention of such counsel that causes it to believe that the Final Memorandum as of the date such opinion is delivered contains, any untrue statement of a material fact with respect to the FDA regulatory status of the Company or its products or omitted or omits to state a material fact with respect to the FDA regulatory status of the Company or its products necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                                                       EXHIBIT B


                        OPINION OF DAVIS POLK & WARDWELL

         The opinion of Davis Polk & Wardwell to be delivered pursuant to
Section 5(d) of the Purchase Agreement shall be to the effect that:

         A. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         B. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

         C. The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

         D. Each of the Indenture and Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

         E. The statements relating to legal matters, documents or proceedings included in the Final Memorandum under the captions "Description of the Debentures", "Plan of Distribution" and "Transfer Restrictions", fairly summarize in all material respects such matters, documents or proceedings.

         F. Nothing has come to the attention of such counsel to cause such counsel to believe that (except for the financial statements and financial schedules and other financial and statistical data, as to which such counsel need not express any belief) the Final Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         With respect to the matters referred to in the paragraph above, Davis Polk & Wardwell may state that their beliefs are based upon their participation in the preparation of the Final Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof (including the review of, but not participation in the preparation of, the incorporated documents), but are without independent check or verification except as specified.

         G. Based upon the representations, warranties and agreements of the Company in Sections 1(s), 1(t), 1(u), 6(f) and 6(g) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with
Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.

                                                                       EXHIBIT C



                            [FORM OF LOCK-UP LETTER]



                                                     March ___, 2004



Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013


Dear Sirs and Mesdames:

         The undersigned understands that Citigroup Global Markets Inc. proposes to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with IMPAX Laboratories, Inc., a Delaware corporation (the "COMPANY"), providing for the offering (the "OFFERING") by Citigroup Global Markets Inc. and such other initial purchasers identified therein (collectively, the "INITIAL PURCHASERS") of the Company's Convertible Senior Subordinated Debentures Due 2024 (the "SECURITIES"). The Securities will be convertible into shares of common stock, par value $.01, of the Company (the "COMMON STOCK").

         To induce the Initial Purchasers to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Citigroup Global Markets Inc. on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 60 days after the date of the final offering memorandum relating to the Offering (the "FINAL MEMORANDUM"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Securities to the Initial Purchasers pursuant to the Purchase Agreement, (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, (c) exercises of options or warrants to purchase Common Stock, (d) dispositions of Common Stock as a bona fide gift, (e) dispositions by will or the laws of descent or distribution, or (f) dispositions to members of the undersigned's immediate family; provided, however, that in the case of any dispositions pursuant to (d),
(e) or (f) the transferee, in each case, agrees to be bound by the terms of this Lock-Up Agreement.

         In addition, the undersigned agrees that, without the prior written consent of Citigroup Global Markets Inc. on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 60 days after the date of the Final Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock other than in connection with the filing by the Company of a Registration Statement on Form S-8. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions. The undersigned further agrees to suspend any existing trading plans or other arrangements pursuant to Rule 10b5-1 (a "10B5-1 PLAN") under the Securities Exchange Act of 1934 during the period commencing on the date hereof and ending 60 days after the date of the Final Memorandum. Notwithstanding the restrictions contained in the previous sentence, the undersigned shall be permitted subsequent to the date hereof to enter into a 10b5-1 Plan, provided that the undersigned hereby expressly agrees to suspend any trading or other transactions pursuant to such 10b5-1 Plan during the period commencing on the date hereof and ending 60 days after the date of the Final Memorandum.

         The undersigned understands that the Company and the Initial Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

         Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers. In the event that the Offering is not consummated on or prior to 21 days from the date hereof, the agreements set forth in this letter shall terminate and be of no further force or effect.



                                                     Very truly yours,


                                                     ___________________________
                                                     (Name)





                                                     ___________________________
                                                     (Address)













                                        3